                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the 'Company'), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 1,000,000 shares of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of July, 1995.



                                                        Lawrence Tomchin

                                                        Lawrence Tomchin

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the 'Company'), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 1,000,000 shares of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of July, 1995.


                                                         Robert Davidoff

                                                         Robert Davidoff

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the 'Company'), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 covering 1,000,000 shares of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys- in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of July, 1995.



                                                          Tibor Fabian

                                                          Tibor Fabian